DEFERRED REVENUE (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2015 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
Current:
Deferred revenue from customers	$ 6,886	¥ 44,604	¥ 41,780
Deferred government subsidies	1,474	9,551	2,400
Total deferred revenue current	8,360	54,155	44,180
Non-current:
Deferred revenue from customers	228	1,477	1,122
Deferred government subsidies	154	1,000	12
Total deferred revenue non-current	$ 382	¥ 2,477	¥ 1,134